Exhibit 99.(c)(9)

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Heron's Valuation Parameters

Assessment of Valuation (1)

$

DRAFT

Selected Companies	Implied Premium / (Discount) to Unaffected Share Price ($36.44)
Multiple-Based: 20.0x – 30.0x 2006 P/E — **Company Forecast 2006 EPS $1.62**	(10.8)% – 33.7%
Street Forecast 2006 EPS $1.85	1.5% – 52.3%
Multiple-Based: 18.0x – 26.0x 2007 P/E — **Company Forecast 2007 EPS $1.68**	(17.2)% – 19.6%
Street Forecast 2007 EPS $1.87	(7.6)% – 33.4%
10-Year Discounted Cash Flow Management Projections — **Perpetual Growth:** 2.0% – 4.0% — **Discount Rate: 10.0% – 12.0%**	12.8% – 31.9% (0.2)% – 54.9%
Sum-of-the-Parts – Management Projections — **Perpetual Growth:** Varies by Segment (2) — **Discount Rate: 10.0 – 12.0%**	6.3% – 24.3% (6.1)% – 47.0%

Unaffected Share Price $36.44
Last Offer $45.00
Current Offer $48.00
32.49
48.74
37.00
55.50
30.16
43.56
33.66
48.62
41.10
48.05
36.36
56.45
38.72
45.29
34.21
53.58
11% Discount Rate
20.00
30.00
40.00
50.00
60.00
70.00

4

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Discounted Cash Flow Sensitivity Analysis

DRAFT

Deviation from Midpoint Valuation (1)
$

	Downside	Upside	% from Base Value ($44.17)
Overall Company			
Discount Rate -/+1.0% (Base 11.0%)	(5.47)	6.88	(12.4)% – 15.6%
Perpetual Growth Rate -/+1.0% (Base 3.0%)	(3.08)	3.87	(7.0)% – 8.8%
Portfolio			
TFPI Probability 0% – 100% *Current Assumption: 61%*	(9.49)	5.84	(21.5)% – 13.2%
Flu Cell Culture Probability 0% – 100% *Current Assumption: U.S. – 30%; Europe – 75%*	(3.80)	5.78	(8.6)% – 13.1%
Increase U.S. FCC POS to 60%	0.00	2.30	0.0% – 5.2%
Flu Cell Culture Probability 0% with Increase in Egg Flu Penetration	(2.24)	0.00	(5.1)% – 0.0%
Pandemic Stockpile Scenario (2)	0.00	3.81	0.0% – 8.6%
Pandemic Preparedness Scenario (3)	0.00	3.98	0.0% – 9.0%

(15.00)
(10.00)
(5.00)
0.00
5.00
10.00
15.00

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Heron Sum-of-the-Parts Analysis

Perpetual Growth Methodology (1)

Sum-of-the-Parts Valuation

$

DRAFT

60.00
50.00
40.00
30.00
20.00
10.00
0.00
6.41
17.06
12.88
3.19
2.06
41.61
(5.17)
36.44
BioPharma (3)
Vaccines (3)
Blood Testing (3)
Corporate (3) Royalties
Net Cash
Total Sum of the Parts Value
Difference Between Sum of the Parts and Market
Market Value Prior to Announcement (2)

Source: Heron Management Forecast as of March 2006

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Selected Companies Analysis

DRAFT

(in millions, except per share amounts)

Company	Stock Price 3/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	NOPAT Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Grw.	PEG CY 2006E	PEG CY 2007E
Large Cap Biotech												
Amgen	$72.75	84%	$88,896	$88,039	6.2x	5.6x	22.4x	20.0x	17.6x	15%	1.3x	1.1x
Biogen Idec	47.10	93%	16,308	14,139	5.3	4.7	58.3	24.2	20.8	14%	1.7	1.5
Celgene	44.22	100%	17,478	16,794	21.2	13.8	NM	108.1	50.1	49%	2.2	1.0
Genentech	84.51	84%	91,127	89,396	10.3	8.1	NM	45.7	34.1	32%	1.4	1.1
Genzyme	67.22	86%	17,920	17,330	5.8	4.8	42.3	24.6	21.1	19%	1.3	1.1
Gilead Sciences	62.22	96%	28,801	27,785	11.1	9.2	37.3	29.9	25.8	20%	1.5	1.3
MedImmune	36.58	97%	9,507	8,535	6.2	5.4	NM	89.9	37.4	34%	2.7	1.1
			Mean		9.4x	7.4x	40.1x	48.9x	29.5x	26%	1.7x	1.2x
			Median		6.2	5.5	39.8	29.9	25.8	20%	1.5	1.1
			High		21.2	13.8	58.3	108.1	50.1	49%	2.7	1.5
			Low		5.3	4.7	22.4	20.0	17.6	14%	1.3	1.0

(in millions, except per share amounts)

Company	Stock Price 3/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	NOPAT Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Grw.	PEG CY 2006E	PEG CY 2007E
BioPharma & Blood Testing												
Abbott Laboratories	$42.47	85%	$65,625	$69,173	3.2x	2.9x	18.8x	16.0x	15.1x	9%	1.8x	1.6x
Bayer AG	40.66	90%	29,606	34,714	1.0	1.0	18.7	12.6	11.9	19%	0.7	0.6
Johnson & Johnson	59.22	85%	177,594	164,121	3.1	2.9	17.0	16.1	14.7	11%	1.5	1.4
Roche Holdings	154.23	93%	133,190	129,699	4.1	3.8	20.9	23.5	19.9	14%	1.3	1.1
BioPharma & Vaccines												
GlaxoSmithKline	$27.07	95%	$157,470	$160,141	3.8x	3.6x	32.1x	16.5x	15.5x	10%	1.6x	1.5x
MedImmune	36.58	97%	9,507	8,535	6.2	5.4	NM	89.9	37.4	34%	2.7	1.1
Merck & Co.	35.23	96%	77,149	70,909	3.4	3.4	15.9	15.1	15.0	4%	3.9	3.8
Sanofi-Aventis	94.00	96%	134,356	100,783	4.2	4.0	NM	15.2	14.0	10%	1.5	1.4
Wyeth	48.52	96%	65,587	66,384	3.3	3.1	19.2	16.0	14.7	9%	1.9	1.7
			Mean		3.6x	3.4x	21.1x	23.0x	17.5x	13%	1.8x	1.6x
			Median		3.6	3.5	18.8	16.2	15.1	11%	1.5	1.4
			High		6.2	5.4	32.1	89.9	37.4	34%	3.9	3.8
			Low		1.0	1.0	15.9	12.6	11.9	4%	0.7	0.6

(in millions, except per share amounts)

Company	Stock Price 3/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	NOPAT Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Grw.	PEG CY 2006E	PEG CY 2007E
Blood Testing												
Beckman Coulter	$54.57	77%	$3,539	$4,225	1.7x	1.5x	21.0x	19.3x	16.7x	14%	1.4x	1.2x
Bio-Rad Laboratories	62.35	90%	1,670	1,686	1.4	NA	20.3	22.0	16.8	10%	2.2	1.7
Biosite	51.93	75%	944	848	2.7	2.4	19.6	24.5	21.4	18%	1.4	1.2
Cytyc	28.18	82%	3,337	3,369	5.6	4.8	27.5	24.3	21.6	20%	1.3	1.1
Dade Behring Holdings	35.71	85%	3,215	3,572	2.1	1.9	23.5	23.4	21.0	19%	1.3	1.2
Digene	39.15	88%	900	809	4.9	3.7	NM	47.5	25.6	29%	1.7	0.9
Diagnostic Products	47.63	83%	1,430	1,335	2.6	2.3	20.2	19.2	16.4	16%	1.1	1.0
Gen-Probe	55.12	99%	2,929	2,709	8.1	6.9	58.4	54.1	39.8	21%	2.6	1.9
Immucor	28.69	80%	1,329	1,293	6.4	NA	39.1	40.6	28.4	23%	1.7	1.2
TriPath Imaging	6.98	74%	273	251	2.4	2.0	NM	38.1	26.4	35%	1.1	0.7
Ventana Medical System	41.77	93%	1,643	1,593	6.7	NM	59.0	48.4	34.5	29%	1.7	1.2
			Mean		4.0x	3.2x	32.3x	33.0x	24.4x	21%	1.6x	1.2x
			Median		2.7	2.4	20.8	24.3	21.6	20%	1.4	1.2
			High		8.1	6.9	59.0	54.1	39.8	35%	2.6	1.9
			Low		1.4	1.5	19.6	19.2	16.4	10%	1.1	0.7

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Selected Companies Analysis (Continued)

D R A F T

(in millions, except per share amounts)

Company	Stock Price 3/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	NOPAT Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Grw.	PEG CY 2006E	PEG CY 2007E
Vaccines												
Acambis	$3.50	73.0%	$375	$276	2.5x	NM	NM	NM	NM	NM	NM	NM
Berna Biotech AG	12.08	92.1%	454	306	2.2	1.8	NM	NM	NM	3%	NM	NM
CSL Limited	41.09	96.1%	7,614	7,836	3.6	3.3	17.2	25.5	21.2	17%	1.5	1.3
Nabi Biopharmaceuticals	5.64	35.3%	337	353	2.7	2.4	NM	NM	NM	NM	NM	NM
Mean					2.8x	2.5x	17.2x	25.5x	21.2x	10%	1.5x	1.3x
Median					2.6	2.4	17.2	25.5	21.2	10%	1.5	1.3
High					3.6	3.3	17.2	25.5	21.2	17%	1.5	1.3
Low					2.2	1.8	17.2	25.5	21.2	3%	1.5	1.3

(in millions, except per share amounts)

Company	Stock Price 3/31/2006	% Of 52-Week High	Equity Value	Enterprise Value	Revenue Multiple CY 2006E	Revenue Multiple CY 2007E	NOPAT Multiple LTM	P/E CY 2006E	P/E CY 2007E	Long-Term EPS Grw.	PEG CY 2006E	PEG CY 2007E
Biotech												
Allergan	$108.50	92%	$17,346	$15,919	5.4x	4.7x	37.3x	30.4x	25.7x	17%	1.8x	1.5x
Biogen Idec	47.10	93%	16,385	14,169	5.3	4.7	58.3	24.2	20.8	14%	1.7	1.6
Celgene	44.22	100%	17,476	16,754	21.2	15.8	NM	108.1	50.1	49%	2.2	1.0
Cephalon	60.25	73%	3,600	5,282	3.4	3.2	29.9	19.1	17.4	17%	1.1	1.0
Elan	14.44	86%	6,812	7,472	12.2	8.2	NM	NM	NM	15%	NM	NM
Forest Laboratories	44.63	92%	14,508	13,230	4.1	3.8	17.7	17.7	16.1	13%	1.4	1.2
Genzyme	67.22	86%	17,923	17,520	5.5	4.8	42.3	24.6	21.1	19%	1.2	1.1
Gilead Sciences	62.22	96%	28,801	27,785	11.1	9.2	37.3	29.9	25.5	20%	1.5	1.3
MedImmune	36.58	87%	9,507	8,835	6.2	5.4	NM	69.9	37.4	34%	2.7	1.1
Millennium Pharmaceuticals	10.09	90%	3,169	2,709	5.8	4.8	NM	NM	42.7	15%	NM	4.2
Serono	17.41	81%	10,168	9,172	3.3	3.1	NM	16.9	15.1	14%	1.2	1.1
Mean					7.6x	6.0x	37.1x	40.1x	29.1x	21%	1.7x	1.5x
Median					5.5	4.8	37.3	24.6	23.3	17%	1.5	1.2
High					21.2	15.8	58.3	108.1	42.7	49%	2.7	4.2
Low					3.3	3.1	17.7	16.9	15.1	13%	1.1	1.0

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Blood Testing Segment P&L

DRAFT

BLOOD TESTING PROJECT HERON P&L $MM	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
REVENUE (Pre Adj.)											
NAT											
Current Products											
Duplex	100%	46.9	19.9	20.5	20.5	20.5	18.5	16.5	14.7	12.4	10.6
AHDT	100%	1.1	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ultrio	100%	171.8	265.1	304.6	327.1	313.3	289.2	250.9	216.0	184.3	152.4
WNV	100%	41.3	27.6	27.6	27.6	23.7	40.6	42.2	36.2	30.8	25.1
Total Current Products Revenue		**261.1**	**340.6**	**352.6**	**401.2**	**389.4**	**353.8**	**309.6**	**267.9**	**227.7**	**188.8**
New Products											
Blood Type Genomics	25%	0.0	0.0	0.0	0.0	12.7	23.2	65.9	83.7	99.4	111.9
Bacterial Detection	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Parvo	75%	0.0	3.3	3.0	13.2	13.8	82.3	8.1	7.7	4.4	2.1
Prion	50%	0.0	0.0	0.0	37.7	40.8	74.1	83.7	95.1	89.4	90.6
Next Generation NAT	100%	0.0	0.0	0.0	0.0	74.1	133.2	273.2	300.0	331.9	462.0
Total New Products Revenue		**0.0**	**3.3**	**3.0**	**50.9**	**167.4**	**273.8**	**487.8**	**492.7**	**577.8**	**472.9**
Total Instrument & Service Revenue		28.2	16.3	19.7	13.0	9.4	8.5	7.7	6.0	0.0	4.2
Other Plasma Sales		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Total NAT Product Revenue		**311.0**	**357.3**	**405.4**	**465.0**	**566.2**	**632.8**	**725.2**	**767.4**	**838.7**	**865.1**
Plasma Royalties ([illegible])		11.0	11.0	10.0	5.3	4.6	4.0	0.0	0.0	0.0	0.0
Whole Blood and Plasma Royalties (Roche)		34.4	30.2	40.9	39.8	33.8	18.8	18.9	18.9	19.0	19.1
Total NAT Royalty Revenue		**45.4**	**41.1**	**44.8**	**45.1**	**35.4**	**24.8**	**24.9**	**24.9**	**25.0**	**25.3**
Grants for R&D (Other)		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
TOTAL NAT REVENUE		**377.0**	**439.4**	**471.1**	**516.0**	**592.7**	**657.9**	**751.0**	**793.4**	**846.7**	**891.2**
% Growth		-8.9%	11.0%	22.4%	17.7%	10.9%	11.0%	14.2%	3.4%	2.2%	6.2%
ORTHO JOINT BUSINESS											
Product Sales		28.2	28.5	28.2	27.1	27.3	27.6	27.9	28.2	28.4	28.7
Step Series Amortization (Royalty)		3.0	3.0	3.0	3.0	2.7	0.0	0.0	0.0	0.0	0.0
Contract Revenues		10.1	10.2	10.3	10.4	10.5	10.6	10.7	10.8	10.9	11.0
Joint Business Profits		120.0	107.6	103.4	103.3	103.2	99.2	97.2	95.3	93.4	91.3
TOTAL ORTHO REVENUE		**161.2**	**149.3**	**147.0**	**143.8**	**143.6**	**137.4**	**135.8**	**134.3**	**132.8**	**130.9**
TOTAL BLOOD TESTING REVENUE		**574.4**	**548.7**	**618.8**	**681.0**	**734.2**	**795.3**	**886.9**	**927.7**	**965.4**	**1,022.0**
% Growth		3.7%	-2.0%	8.8%	10.2%	7.7%	8.3%	11.2%	4.6%	4.2%	3.3%
TOTAL BLOOD TESTING COGS		**208.8**	**231.6**	**232.7**	**251.8**	**298.0**	**332.7**	**384.6**	**411.1**	**430.9**	**472.7**
% Growth		12.7%	0.8%	20.0%	8.7%	18.2%	11.6%	15.6%	6.8%	4.7%	7.7%
TOTAL BLOOD TESTING GROSS PROFIT (Pre Adj.)		**364.8**	**357.2**	**386.1**	**429.8**	**436.3**	**462.6**	**502.4**	**516.5**	**530.6**	**549.8**
% Margin		63.4%	62.9%	62.4%	63.0%	59.4%	58.2%	56.7%	55.7%	54.7%	53.8%
TOTAL BLOOD TESTING R&D		**33.1**	**42.2**	**34.8**	**34.1**	**44.4**	**47.3**	**52.1**	**54.2**	**56.5**	**58.3**
% Margin		3.8%	7.6%	7.3%	5.8%	6.1%	6.0%	5.8%	5.8%	5.8%	5.7%
% Growth		3.7%	27.4%	-17.4%	-2.0%	30.2%	6.3%	10.0%	4.0%	4.2%	3.2%
TOTAL BLOOD TESTING S&M		**47.1**	**47.3**	**50.3**	**56.6**	**58.8**	**62.4**	**65.9**	**70.0**	**74.7**	**79.1**
% Margin		8.2%	8.5%	8.2%	8.3%	8.0%	7.8%	7.4%	7.5%	7.7%	7.7%
% Growth		11.4%	0.4%	6.4%	12.3%	3.9%	6.3%	3.7%	6.2%	6.7%	3.9%
TOTAL BLOOD TESTING G&A		**6.2**	**5.2**	**5.4**	**5.7**	**6.0**	**6.1**	**6.6**	**7.0**	**7.3**	**7.7**
% Margin		1.1%	0.9%	0.9%	0.8%	0.8%	0.8%	0.7%	0.7%	0.8%	0.8%
% Growth		11.0%	-16.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Other Expenses		**1.3**									
Blood Testing Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
TOTAL OPERATING EXPENSES		**87.7**	**94.7**	**98.6**	**96.4**	**109.2**	**116.8**	**124.6**	**131.2**	**138.5**	**145.1**
TOTAL EXPENSES		**297.6**	**306.3**	**323.3**	**348.4**	**407.2**	**448.7**	**509.1**	**542.3**	**577.4**	**617.7**
BLOOD TESTING OPERATING INCOME (LOSS)		**276.8**	**242.4**	**295.6**	**333.6**	**327.1**	**346.6**	**377.8**	**385.4**	**392.1**	**404.7**
% Margin		48.2%	44.2%	47.7%	48.9%	44.2%	43.6%	42.6%	41.2%	40.6%	39.6%
% Growth		-2.4%	-12.2%	22.0%	12.8%	-1.9%	6.0%	9.0%	2.0%	1.7%	3.2%

Source: Heron Management Forecast as of March 2006

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Project Heron

Presentation to the Board of Directors

PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION

April 3,2006

THESE MATERIALS MAY NOT BE USED OR RELIED UPON FOR ANY PURPOSE OTHER THAN AS SPECIFICALLY CONTEMPLATED BY A WRITTEN AGREEMENT WITH CREDIT SUISSE AND MORGAN STANLEY.

Table of Contents

1.	Valuation Summary

2.	Review of Heron Management Plan

1. Valuation Summary

Illustrative Valuation Matrix

($MM, except per share amounts)

		Unaffected	Neptune
		Price	Offer

Share Price		$36.44	$48.00
Premium to Share Price Prior to Annc.	$36.44	0%	32%
Premium to 5-Day Average Share Price	35.90	2%	34%
Premium to 10-Day Average Share Price	35.71	2%	34%
Premium to 30-Day Average Share Price	36.12	1%	33%
Premium to 60-Day Average Share Price	36.04	1%	33%
Premium to 180-Day Average Share Price	35.46	3%	35%

CALCULATION OF EQUITY AND AGGREGATE VALUE

Shares Outstanding (MM) (1)		197.8	197.8
“In the Money” Options/Warrants Outstanding (MM) (2)		11.0	21.7
WAEP of “In the Money” Options/Warrants (2)		$30.29	$36.56
Fully-Diluted Shares Outstanding (MM)		199.6	202.9
Fully-Diluted Equity Value		$7,274	$9,741
+ Debt (3)		1,108	1,108
- Cash (3)		(1,524)	(1,524)
Fully-Diluted Aggregate Value		6,858	9,325
Value of Non-Neptune Equity (4)		$4,132	$5,602

IMPLIED VALUATION MULTIPLES (5)

	Statistic		Implied Multiples				Offer Multiple
	Mgmt.	Street	Mgmt.		Street		Mgmt.		Street
Revenue
CY2006E	$2,263	$2,224	3.0	x	3.1	x	4.1	x	4.2	x

Earnings
CY2006E	$1.62	$1.85	22.4	x	19.7	x	29.5	x	25.9	x
CY2007E	1.68	1.87	21.7		19.5		28.6		25.7

PEG (6)
CY2006E	16.6%	16.6%	1.35	x	1.19	x	1.78	x	1.57	x

Note:  Unaffected price as of August 31, 2005, the day prior to public announcement of the Neptune letter.

(1)  Based on Heron primary shares of 197.8MM from Proxy dated March 3, 2006.

(2)  Based on Heron options schedule from 10-K for the period ended December 31, 2005.

(3)  Based on Heron estimate of Q1-06 cash position, and debt from 10-K for the period ended December 31, 2005.

(4)  Based on 86.2MM Heron shares held by Neptune from Proxy dated March 3, 2006.

(5)  Heron estimates based upon First Call consensus and Heron Management Forecast as of March 2006.

(6)  Based on an IBES LTGR of 16.6%.

Heron’s Valuation Parameters

Assessment of Valuation (1)

$

[CHART]

(1) Street forecast EPS estimates as of 3/31/06

(2) Assumes perpetual growth rate of 1.0% 3.0% for BioPharma (midpoint LTM NOPAT multiple of 12.3x), 2.0% 4.0% for Vaccines (midpoint LTM NOPAT multiple of 15.0x), 2.0% 4.0% for Blood Testing (midpoint LTM NOPAT multiple of 13.3x) and (2.0)% 0.0% for Corporate Royalties (midpoint LTM NOPAT multiple of 8.7x); derived from Heron Management

Forecast Updates Since October

•   First year of plan revised per 2006 budget

•   Certain product forecasts updated based on recent actions or events

Product	Action or Event	Forecast Adjustment

tifacogin	Slow enrollment	Launch delayed one year

Men vaccines	Positive infant data in ACWY –> revised strategic focus on infants	Men ACWY POS –> 50%; 2010 launch Men B launch delayed 3 years (2012 vs. 2009) Men ABCWY launch delayed 4 years (2015 vs. 2011)

Ultrio U.S.	FDA decisions re: Tigris and Ultrio	Ultrio/Duplex revenues reduced by 25% in 2006/2007 and 20% in 2008/2009

Next-generation NAT	Gen-Probe’s updated development timeline	Launch delayed one year 2011/2010 (US/ex-US) vs. 2010/2009

CJD	Updated development and regulatory timeline	Launch delayed two years (2009 vs. 2007)

ECO	FDA requirements re: clinical studies	Launched delayed two years 2011 (US)/2010 (ex-US) vs. 2009/2008

Financial Projection Comparison

Financial Projection Comparison

March 2006 Management Forecast vs. October 2005 Management Forecast $MM

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
BioPharma
Revenue
March 2006 Management Forecast	637.1	652.0	676.4	734.8	869.3	1,113.2	1,281.9	1,471.6	1,524.4	1,621.4
October 2005 Management Forecast	612.0	652.0	699.9	852.4	1,084.1	1,222.5	1,450.3	1,473.4	1,562.7	1,675.2
% Increase/(Decrease)	4.1%	0.0%	-3.4%	-13.8%	-19.8%	-8.9%	-11.6%	-0.1%	-2.4%	-3.2%
EBIT
March 2006 Management Forecast	15.5	(9.1)	(66.8)	(35.8)	65.6	227.7	288.0	392.4	394.6	433.2
October 2005 Management Forecast	(32.9)	(38.7)	(97.7)	67.5	259.4	293.7	406.6	376.5	426.5	479.7
% Increase/(Decrease)	147.2%	76.6%	31.6%	-153.1%	-74.7%	-22.5%	-29.2%	4.2%	-7.5%	-9.7%

Vaccines
Revenue
March 2006 Management Forecast	959.0	998.3	1,094.4	1,138.4	1,231.0	1,293.4	1,547.2	1,707.0	1,742.7	1,519.9
October 2005 Management Forecast	920.5	998.3	1,094.4	1,339.9	1,582.4	1,708.4	1,710.2	1,474.1	1,424.7	1,329.5
% Increase/(Decrease)	4.2%	0.0%	0.0%	-15.0%	-22.2%	-24.3%	-9.5%	15.8%	22.3%	14.3%
EBIT
March 2006 Management Forecast	164.4	223.3	267.4	247.0	330.9	369.6	548.3	673.3	697.4	623.3
October 2005 Management Forecast	159.1	227.5	277.9	394.4	584.1	653.0	640.6	476.3	429.1	468.8
% Increase/(Decrease)	3.3%	-1.8%	-3.8%	-37.4%	-43.3%	-43.4%	-14.4%	41.4%	62.5%	33.0%

Blood Testing
Revenue
March 2006 Management Forecast	574.4	568.7	618.8	681.8	734.2	795.3	886.9	927.7	969.4	1,022.4
October 2005 Management Forecast	608.6	700.8	781.5	886.8	918.6	998.4	1,008.2	1,042.5	1,077.7	1,110.2
% Increase/(Decrease)	-5.6%	-18.8%	-20.8%	-23.1%	-20.1%	-20.3%	-12.0%	-11.0%	-10.0%	-7.9%
EBIT
March 2006 Management Forecast	276.8	262.4	295.4	333.4	327.1	346.6	377.8	385.4	392.1	404.7
October 2005 Management Forecast	301.2	338.6	386.1	430.0	404.2	430.8	425.8	429.1	432.7	435.8
% Increase/(Decrease)	-8.1%	-22.5%	-23.5%	-22.5%	-19.1%	-19.5%	-11.3%	-10.2%	-9.4%	-7.1%

Consolidated
Revenue
March 2006 Management Forecast	2,262.5	2,304.5	2,489.0	2,659.7	2,912.8	3,282.8	3,801.2	4,196.9	4,332.9	4,260.1
October 2005 Management Forecast	2,222.2	2,436.6	2,675.3	3,183.9	3,663.4	4,010.1	4,254.1	4,080.7	4,161.4	4,211.1
% Increase/(Decrease)	1.8%	-5.4%	-7.0%	-16.5%	-20.5%	-18.1%	-10.6%	2.8%	4.1%	1.2%
EBIT
March 2006 Management Forecast	410.8	439.1	467.0	515.6	664.2	881.2	1,150.0	1,386.2	1,418.3	1,388.0
October 2005 Management Forecast	389.4	489.7	537.5	863.1	1,188.2	1,314.8	1,408.9	1,217.1	1,222.5	1,311.1
% Increase/(Decrease)	5.5%	-10.3%	-13.1%	-40.3%	-44.1%	-33.0%	-18.4%	13.9%	16.0%	5.9%

Heron Consolidated Discounted Cash Flow Analysis

Long-Term Discounted Cash Flow Analysis

Heron
Perpetual Growth Rate (%)	2.0						3.0						4.0
Discount Rate	10.0%		11.0%		12.0%		10.0%		11.0%		12.0%		10.0%		11.0%		12.0%
Present Value of (1)
Cash Flows - Year 1	$62		$62		$62		$62		$62		$62		$62		$62		$62
Cash Flows - Year 2-10	3,109		2,937		2,777		3,109		2,937		2,777		3,109		2,937		2,777
Terminus	5,912		4,833		4,004		6,823		5,491		4,492		8,037		6,336		5,103
Aggregate Value	$9,084		$7,832		$6,842		$9,994		$8,490		$7,331		$11,209		$9,335		$7,941

Equity Value (3)	$9,500		$8,248		$7,258		$10,410		$8,906		$7,747		$11,625		$9,751		$8,357
Implied Share Price(2)	$46.90		$41.10		$36.36		$51.05		$44.17		$38.70		$56.45		$48.05		$41.61
Premium over Pre-Announcement	28.7%		12.8%		(0.2)%		40.1%		21.2%		6.2%		54.9%		31.9%		14.2%

Terminal Value Analysis
% Value in Terminus	65.1%		61.7%		58.5%		68.3%		64.7%		61.3%		71.7%		67.9%		64.3%
% Value in Cash Flows	34.9%		38.3%		41.5%		31.7%		35.3%		38.7%		28.3%		32.1%		35.7%

Implied Terminal Multiples
LTM Sales Multiple	3.5	x	3.1	x	2.8	x	4.1	x	3.6	x	3.2	x	4.8	x	4.1	x	3.6	x
LTM EBITDA Multiple	9.2		8.3		7.5		10.7		9.4		8.4		12.6		10.8		9.5
LTM NOPAT Multiple	14.4		12.8		11.6		16.6		14.6		13.0		19.6		16.8		14.8

Source: Heron Management Forecast as of March 2006

(1) Valuation as of 3/31/06 assuming mid-period convention

(2) Based on fully diluted share count and pre-announcement share price of $36.44 as of 8/31/05

(3) Assumes net cash of $416.0MM per Heron estimate of 1Q06 cash position and debt as of 2005 10-K

Discounted Cash Flow Sensitivity Analysis

Deviation from Midpoint Valuation (1) $

[CHART]

(1) Base DCF value of $44.17 assumes a discount rate of 11.0% and a perpetual growth rate of 3.0%

(2) Assumes additional 160MM doses (2 doses each for 80MM people) of egg flu pandemic stockpile in 2008 and 2011 with price per dose of $9.68 ($5.18 bulk, $3.50 premium, $1.00 fill & finish)

(3) Assumes US flu cell culture accelerated by three years due to government pressure; US POS increased to match EUP OS of 75% Source: Heron Management Forecast as of March 2006

Heron Sum-of-the-Parts Analysis

Perpetual Growth Methodology (1)

Sum-of-the-Parts Valuation

[CHART]

(1) Assumes a discount rate of 11.0%

(2) As of August 31, 2005

(3) Assumes perpetual growth rate of 2.0% for BioPharma, 3.0% for Vaccines, 3.0% for Blood Testing and (1.0)% for Corporate Royalties

Source: Heron Management Forecast as of March 2006

Selected Companies Analysis

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	3/31/2006	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Large Cap Biotech
Amgen	$72.75	84%	$86,896	$88,839	6.2	x	5.5	x	22.4	x	20.0	x	17.6	x	15%	1.3	x	1.1	x
Biogen Idec	47.10	93%	16,385	14,109	5.3		4.7		58.3		24.2		20.8		14%	1.7		1.5
Celgene	44.22	100%	17,478	16,754	21.2		13.8		NM		108.1		50.1		49%	2.2		1.0
Genentech	84.51	84%	91,127	89,396	10.3		8.1		NM		45.7		34.1		32%	1.4		1.1
Genzyme	67.22	86%	17,923	17,520	5.5		4.8		42.3		24.6		21.1		19%	1.3		1.1
Gilead Sciences	62.22	96%	29,801	27,785	11.1		9.2		37.3		29.9		25.5		20%	1.5		1.3
MedImmune	36.58	97%	9,507	8,535	6.2		5.4		NM		89.9		37.4		34%	2.7		1.1

			Mean		9.4	x	7.4	x	40.1	x	48.9	x	29.5	x	26%	1.7	x	1.2	x
			Median		6.2		5.5		39.8		29.9		25.5		20%	1.5		1.1
			High		21.2		13.8		58.3		108.1		50.1		49%	2.7		1.5
			Low		5.3		4.7		22.4		20.0		17.6		14%	1.3		1.0

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	3/31/2006	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
BioPharma & Blood Testing
Abbott Laboratories	$42.47	85%	$65,625	$69,173	3.2	x	2.9	x	18.8	x	16.8	x	15.1	x	9%	1.8	x	1.6	x
Bayer AG	40.66	90%	29,696	34,714	1.0		1.0		18.7		12.6		11.9		19%	0.7		0.6
Johnson & Johnson	59.22	85%	177,594	164,121	3.1		2.9		17.0		16.1		14.7		11%	1.5		1.4
Roche Holdings	154.23	93%	133,190	129,699	4.1		3.6		20.9		23.5		19.9		14%	1.3		1.1
BioPharma & Vaccines
GlaxoSmithKline	$27.07	95%	$157,470	$160,161	3.8	x	3.6	x	32.1	x	16.5	x	15.5	x	10%	1.6	x	1.5	x
MedImmune	36.58	97%	9,507	8,535	6.2		5.4		NM		89.9		37.4		34%	2.7		1.1
Merck & Co.	35.23	96%	77,149	70,908	3.4		3.4		15.9		15.1		15.0		4%	3.9		3.8
Sanofi Aventis	96.55	98%	134,556	150,793	4.2		4.0		NM		15.0		14.0		10%	1.5		1.4
Wyeth	48.52	96%	65,587	66,584	3.3		3.1		19.2		16.0		14.7		9%	1.9		1.7

			Mean		3.6	x	3.4	x	21.1	x	23.8	x	17.5	x	13%	1.8	x	1.6	x
			Median		3.6		3.5		19.0		16.2		15.1		11%	1.5		1.4
			High		6.2		5.4		32.1		89.9		37.4		34%	3.9		3.8
			Low		1.0		1.0		15.9		12.6		11.9		4%	0.7		0.6

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	3/31/2006	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Blood Testing
Beckman Coulter	$54.57	77%	$3,539	$4,225	1.7	x	1.5	x	21.8	x	19.3	x	16.7	x	14%	1.4	x	1.2	x
Bio-Rad Laboratories	62.35	90%	1,670	1,686	1.4		NA		20.3		22.0		16.8		10%	2.2		1.7
Biosite	51.93	75%	964	848	2.7		2.4		19.6		24.5		21.4		18%	1.4		1.2
Cytyc	28.18	92%	3,337	3,369	5.6		4.8		27.5		26.3		21.6		20%	1.3		1.1
Dade Behring Holdings	35.71	85%	3,215	3,572	2.1		1.9		23.5		23.4		21.0		18%	1.3		1.2
Digene	39.10	88%	900	809	4.9		3.7		NM		47.5		25.8		29%	1.7		0.9
Diagnostic Products	47.63	83%	1,430	1,335	2.6		2.3		20.2		18.2		16.4		16%	1.1		1.0
Gen-Probe	55.12	98%	2,929	2,709	8.1		6.9		58.4		54.1		39.9		21%	2.6		1.9
Immucor	28.69	80%	1,329	1,293	6.4		NA		39.1		40.6		28.4		23%	1.7		1.2
Tripath Imaging	6.98	74%	273	251	2.4		2.0		NM		38.1		25.4		35%	1.1		0.7
Ventana Medical System	41.77	93%	1,643	1,593	6.7		NM		59.0		48.4		34.9		29%	1.7		1.2

			Mean		4.0	x	3.2	x	32.2	x	33.0	x	24.4	x	21%	1.6	x	1.2	x
			Median		2.7		2.4		23.5		26.3		21.6		20%	1.4		1.2
			High		8.1		6.9		59.0		54.1		39.9		35%	2.6		1.9
			Low		1.4		1.5		19.6		18.2		16.4		10%	1.1		0.7

Note: Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on I/B/E/S estimates; Projections from Wall Street Equity Research.

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	3/31/2006	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Vaccines
Acambis	$3.50	73.0%	$375	$276	2.5	x	NM		NM		NM		NM		NM	NM		NM
Berna Biotech AG	12.08	92.1%	454	386	2.2		1.8		NM		NM		NM		3%	NM		NM
CSL Limited	41.09	96.1%	7,614	7,938	3.6		3.3		17.2		25.5		21.2		17%	1.5		1.3
Nabi Biopharmaceuticals	5.64	35.3%	337	353	2.7		2.4		NM		NM		NM		NM	NM		NM

			Mean		2.8	x	2.5	x	17.2	x	25.5	x	21.2	x	10%	1.5	x	1.3	x
			Median		2.6		2.4		17.2		25.5		21.2		10%	1.5		1.3
			High		3.6		3.3		17.2		25.5		21.2		17%	1.5		1.3
			Low		2.2		1.8		17.2		25.5		21.2		3%	1.5		1.3

Note: Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on I/B/E/S estimates; Projections from Wall Street Equity Research.

(in millions, except per share amounts)

	Stock	% Of							NOPAT						Long-
	Price	52-Week	Equity	Enterprise	Revenue Multiple				Multiple		P/E				Term	PEG
Company	3/31/2006	High	Value	Value	CY 2006E		CY 2007E		LTM		CY 2006E		CY 2007E		EPS Grw.	CY 2006E		CY 2007E
Biotech
Allergan	$108.50	92%	$17,246	$15,919	5.4	x	4.7	x	37.3	x	30.4	x	25.7	x	17%	1.8	x	1.5	x
Biogen Idec	47.10	93%	16,385	14,109	5.3		4.7		58.3		24.2		20.8		14%	1.7		1.5
Celgene	44.22	100%	17,478	16,754	21.2		13.8		NM		108.1		50.1		49%	2.2		1.0
Cephalon	60.25	73%	5,660	5,202	3.4		3.2		29.9		19.1		17.4		17%	1.1		1.0
Elan	14.44	86%	6,812	7,472	12.2		8.2		NM		NM		NM		15%	NM		NM
Forest Laboratories	44.63	92%	14,908	13,230	4.1		3.8		17.7		17.7		15.1		13%	1.4		1.2
Genzyme	67.22	86%	17,923	17,520	5.5		4.8		42.3		24.6		21.1		19%	1.3		1.1
Gilead Sciences	62.22	96%	29,801	27,785	11.1		9.2		37.3		29.9		25.5		20%	1.5		1.3
MedImmune	36.58	97%	9,507	8,535	6.2		5.4		NM		89.9		37.4		34%	2.7		1.1
Millennium Pharmaceuticals	10.09	90%	3,169	2,709	5.5		4.8		NM		NM		62.7		15%	NM		4.2
Serono	17.41	81%	10,168	9,172	3.3		3.1		NM		16.9		15.1		14%	1.2		1.1

			Mean		7.6	x	6.0	x	37.1	x	40.1	x	29.1	x	21%	1.7	x	1.5	x
			Median		5.5		4.8		37.3		24.6		23.3		17%	1.5		1.2
			High		21.2		13.8		58.3		108.1		62.7		49%	2.7		4.2
			Low		3.3		3.1		17.7		16.9		15.1		13%	1.1		1.0

Note: Calendarized P/E Multiples and Long-Term EPS Growth Rates are based on I/B/E/S estimates; Projections from Wall Street Equity Research.

2.  Review of Heron Management Plan

Heron Management Forecast -Consolidated Income Statement

($ and shares in millions, except per share amounts)

Heron	Fiscal Year Ending December 31
Income Statement	2006E	2007E	2008E	2009E	2010E	2011E	2012E	2013E	2014E	2015E

Total Revenue	$2,262.5	$2,304.5	$2,489.0	$2,659.7	$2,912.8	$3,282.8	$3,801.2	$4,196.9	$4,332.9	$4,260.1
% Growth	13.9%	1.9%	8.0%	6.9%	9.5%	12.7%	15.8%	10.4%	3.2%	-1.7%

COGS	823.7	838.0	894.9	1,012.1	1,099.3	1,163.5	1,288.9	1,377.9	1,437.7	1,373.2
% Growth	13.8%	1.7%	6.8%	13.1%	8.6%	5.8%	10.8%	6.9%	4.3%	-4.5%

Gross Profit	1,438.8	1,466.4	1,594.1	1,647.6	1,813.5	2,119.2	2,512.4	2,819.0	2,895.2	2,886.9
% Margin	63.6%	63.6%	64.0%	61.9%	62.3%	64.6%	66.1%	67.2%	66.8%	67.8%

R&D	506.5	505.6	544.9	503.7	505.5	548.8	602.5	611.7	615.6	626.4
% Margin	22.4%	21.9%	21.9%	18.9%	17.4%	16.7%	15.9%	14.6%	14.2%	14.7%
% Growth	16.6%	-0.2%	7.8%	-7.6%	0.4%	8.6%	9.8%	1.5%	0.6%	1.7%

S&M	304.1	296.7	350.2	399.2	403.9	431.9	461.2	493.4	517.9	520.7
% Margin	13.4%	12.9%	14.1%	15.0%	13.9%	13.2%	12.1%	11.8%	12.0%	12.2%
% Growth	7.2%	-2.4%	18.0%	14.0%	1.2%	6.9%	6.8%	7.0%	5.0%	0.6%

G&A	213.5	210.5	222.4	227.9	239.4	256.9	298.2	327.3	343.0	351.4
% Margin	9.4%	9.1%	8.9%	8.6%	8.2%	7.8%	7.8%	7.8%	7.9%	8.2%
% Growth	-4.6%	-1.4%	5.6%	2.5%	5.1%	7.3%	16.1%	9.8%	4.8%	2.5%

Other Expenses	4.0	14.5	9.6	1.3	0.4	0.4	0.4	0.4	0.4	0.4
% Growth	-60.4%	264.0%	-33.5%	-86.7%	-66.5%	-0.6%	0.0%	0.0%	0.0%	0.0%

EBITDA	560.7	598.4	631.5	708.6	851.1	1,089.8	1,369.9	1,612.1	1,635.8	1,619.9
% Margin	24.8%	26.0%	25.4%	26.6%	29.2%	33.2%	36.0%	38.4%	37.8%	38.0%
Depreciation	119.8	129.8	136.6	167.1	174.5	198.3	212.8	219.5	213.0	227.8
Amortization	30.2	29.5	27.8	25.8	12.4	10.3	7.2	6.3	4.5	4.1

Operating Income	410.8	439.1	467.0	515.6	664.2	881.2	1,150.0	1,386.2	1,418.3	1,388.0
% Margin	18.2%	19.1%	18.8%	19.4%	22.8%	26.8%	30.3%	33.0%	32.7%	32.6%
% Growth	32.1%	6.9%	6.4%	10.4%	28.8%	32.7%	30.5%	20.5%	2.3%	-2.1%

Net Other Income (Expense)	23.6	19.6	11.6	10.1	15.7	41.8	64.8	81.9	89.0	89.0
Minority Interest	(4.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)	(3.0)

Pre-tax Income	430.3	455.7	475.6	522.7	676.9	920.0	1,211.8	1,465.1	1,504.3	1,474.0
% Margin	19.0%	19.8%	19.1%	19.7%	23.2%	28.0%	31.9%	34.9%	34.7%	34.6%

Income Tax Expense	(107.6)	(113.9)	(118.9)	(130.7)	(169.2)	(230.0)	(302.9)	(366.3)	(376.1)	(368.5)
Effective Tax Rate	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%	25.0%

Net Income	329.3	341.8	356.7	392.0	507.7	690.0	908.8	1,098.8	1,128.2	1,105.5
Share Outstanding	202.7	204.0	204.8	205.7	207.5	208.9	209.9	210.9	211.9	212.9
EPS	$1.62	$1.68	$1.74	$1.91	$2.45	$3.30	$4.33	$5.21	$5.32	$5.19

Note: Heron consolidated income statement includes corporate royalties and expenses

Source: Heron Management Forecast as of March 2006.

BioPharma Segment P&L

BioPharma
PROJECT HERON P&L
$MM	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
Proleukin	100%	111.2	95.1	87.4	83.6	80.5	78.5	77.2	76.2	76.0	75.5
TOBI	100%	246.2	239.5	175.7	137.0	96.2	83.3	80.9	79.0	77.6	76.6
Betaseron	100%	152.6	182.9	180.9	187.2	177.0	177.5	165.5	113.3	86.0	68.4
TFPI	61%	0.0	0.0	0.0	23.5	141.1	356.0	465.2	633.7	635.5	673.7
258	15%	0.0	0.0	0.0	0.0	3.9	12.3	35.9	54.3	67.5	78.5
12.12	17%	0.0	0.0	0.0	0.0	0.0	8.9	30.1	60.6	84.3	95.1
TIP	75%	0.0	0.0	71.9	120.0	170.7	192.8	205.1	220.4	234.7	256.4
CSI	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Other Products		42.8	88.9	112.3	142.9	163.6	176.2	194.1	206.2	239.1	273.2
Net Product Sales		552.8	606.4	628.2	694.1	833.0	1,085.5	1,254.0	1,443.6	1,500.6	1,597.6
Joint Business		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Collaborative Agreements		1.5	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Royalties		79.0	35.0	37.9	39.4	35.0	26.4	26.6	26.8	22.5	22.6
Other Revenues		3.9	9.6	9.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3

TOTAL BioPharma REVENUE (Pos-Adj)		637.1	652.0	676.4	734.8	869.3	1,113.2	1,281.9	1,471.6	1,524.4	1,621.4
% Growth		-0.3%	2.3%	3.7%	8.6%	18.3%	28.1%	15.2%	14.8%	3.6%	6.4%

TOTAL BioPharma COGS (Pos-Adj)		163.5	175.7	194.8	223.4	249.4	272.7	317.8	364.1	383.4	392.3
% Growth		3.4%	7.4%	10.9%	14.7%	11.7%	9.3%	16.5%	14.6%	5.3%	2.3%

TOTAL BioPharma GROSS PROFIT (Pos-Adj.)		473.6	476.3	481.6	511.5	619.8	840.5	964.1	1,107.5	1,141.0	1,229.2
% Margin		74.3%	73.1%	71.2%	69.6%	71.3%	75.5%	75.2%	75.3%	74.8%	75.8%

TOTAL BioPharma Research & Development (Pos-Adj		293.0	305.1	337.6	290.7	287.3	330.5	372.8	389.1	401.3	425.2
% Margin		46.0%	46.8%	49.9%	39.6%	33.0%	29.7%	29.1%	26.4%	26.3%	26.2%
% Growth		10.9%	4.1%	10.7%	-13.9%	-1.2%	15.0%	12.8%	4.4%	3.1%	5.9%

TOTAL BioPharma S&M (Pos-Adj)		138.6	134.7	166.3	218.4	221.7	226.4	240.0	252.3	268.5	290.0
% Margin		21.7%	20.7%	24.6%	29.7%	25.5%	20.3%	18.7%	17.1%	17.6%	17.9%
% Growth		2.1%	-2.8%	23.4%	31.4%	1.5%	2.1%	6.0%	5.1%	6.4%	8.0%

TOTAL BioPharma G&A (Pos-Adj)		23.7	32.3	36.1	38.0	45.0	55.6	63.0	73.4	76.4	80.6
% Margin		3.7%	5.0%	5.3%	5.2%	5.2%	5.0%	4.9%	5.0%	5.0%	5.0%
% Growth		-2.0%	36.2%	11.6%	5.3%	18.4%	23.6%	13.4%	16.4%	4.1%	5.4%

Other Operating Expenses		2.8	13.3	8.5	0.2	0.2	0.2	0.2	0.2	0.2	0.2

Biopharma Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL BioPharma OPERATING EXPENSES		458.1	485.4	548.4	547.3	554.2	612.7	676.1	715.1	746.4	796.0

TOTAL BioPharma EXPENSES		621.6	661.1	743.2	770.7	803.7	885.5	993.9	1,079.2	1,129.8	1,188.3

BioPharma OPERATING INCOME (LOSS)		15.5	(9.1)	(66.8)	(35.8)	65.6	227.7	288.0	392.4	394.6	433.2
% Margin		2.4%	NM	NM	NM	7.5%	20.5%	22.5%	26.7%	25.9%	26.7%
% Growth		-66.3%	-158.3%	637.4%	-46.4%	-283.1%	247.0%	26.5%	36.2%	0.6%	9.8%

Source: Heron Management Forecast as of March 2006

Vaccines Segment P&L

Vaccines
PROJECT HERON P&L
$MM	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
Egg Flu	100%	593.9	588.3	659.7	598.3	618.3	598.3	476.9	394.0	255.5	116.8
WW Flu Cell Culture	30% US / 75% EU	0.0	0.0	0.0	92.7	125.5	150.3	209.8	253.4	326.6	397.0
Men B NZ	100%	0.0	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4	2.4
Men B EU	25%	0.0	0.0	0.0	0.0	0.0	0.0	31.9	100.4	81.4	6.6
Men B US	25%	0.0	0.0	0.0	0.0	0.0	0.0	169.6	276.0	329.0	18.5
Men ABCWY	15%	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	306.7
Men ACWY	50%	0.0	0.0	0.0	0.0	25.0	104.0	160.0	165.0	177.5	92.5
Men ABCWY-HIB	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
HCV Therapeutic	11%	0.0	0.0	0.0	0.0	0.0	0.0	54.2	60.5	63.6	66.6
HCV Prophylactic	19%	0.0	0.0	0.0	0.0	0.0	0.0	8.6	17.0	65.8	62.5
Other Products		348.5	390.1	415.3	429.8	442.1	416.6	413.0	412.5	415.1	420.2
Net Product Sales		942.4	980.8	1,077.4	1,123.1	1,213.3	1,271.7	1,526.4	1,681.2	1,717.0	1,489.8

Collaborative Agreements		8.5	1.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Royalties		2.9	3.4	2.9	1.4	1.4	1.0	0.0	0.0	0.0	0.0
Other Revenue		5.2	13.1	14.1	13.9	16.4	20.8	20.8	25.8	25.8	30.2
Other Revenues		16.6	17.5	17.0	15.2	17.7	21.8	20.8	25.8	25.8	30.2

TOTAL VACCINES REVENUE (Pos-Adj)		959.0	998.3	1,094.4	1,138.4	1,231.0	1,293.4	1,547.2	1,707.0	1,742.7	1,519.9
% Growth		40.9%	4.1%	9.6%	4.0%	8.1%	5.1%	19.6%	10.3%	2.1%	-12.8%

TOTAL VACCINES COGS (Pos-Adj)		450.2	450.8	467.4	536.8	551.9	558.1	586.6	602.7	615.4	508.2
% Margin		46.9%	45.2%	42.7%	47.2%	44.8%	43.2%	37.9%	35.3%	35.3%	33.4%
% Growth		17.3%	0.1%	3.7%	14.8%	2.8%	1.1%	5.1%	2.7%	2.1%	-17.4%

TOTAL VACCINES GROSS PROFIT (Pos-Adj.)		508.8	547.5	627.0	601.6	679.1	735.3	960.6	1,104.3	1,127.3	1,011.7
% Margin		53.1%	54.8%	57.3%	52.8%	55.2%	56.8%	62.1%	64.7%	64.7%	66.6%
TOTAL VACCINES Research & Development (Pos-Adj)		177.7	155.6	169.6	175.9	170.8	167.8	174.4	165.1	154.4	139.2
R&D as% of Total Revenue		18.5%	15.6%	15.5%	15.5%	13.9%	13.0%	11.3%	9.7%	8.9%	9.2%
% Growth		30.5%	-12.4%	9.0%	3.7%	-2.9%	-1.7%	3.9%	-5.4%	-6.4%	-9.9%

TOTAL VACCINES S&M (Pos-Adj)		118.4	114.7	133.6	124.2	123.4	143.1	155.3	171.0	174.7	151.6
S&M as% of Product Sales		12.6%	11.7%	12.4%	11.1%	10.2%	11.3%	10.2%	10.2%	10.2%	10.2%
% Growth		11.9%	-3.2%	16.5%	-7.0%	-0.6%	15.9%	8.5%	10.1%	2.1%	-13.2%

TOTAL VACCINES G&A (Pos-Adj)		48.4	53.7	56.3	54.4	53.9	54.8	82.5	94.9	100.8	97.6
G&A as% Total Revenue		5.1%	5.4%	5.1%	4.8%	4.4%	4.2%	5.3%	5.6%	5.8%	6.4%
% Growth		-4.5%	10.8%	4.9%	-3.4%	-0.9%	1.6%	50.6%	15.0%	6.2%	-3.2%

Other Operating Expenses		(0.3)	0.2	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.0

Vaccines Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL VACCINES OPERATING EXPENSES		344.3	324.2	359.6	354.6	348.1	365.7	412.3	431.0	429.9	388.4

TOTAL VACCINES EXPENSES		794.6	774.9	827.0	891.4	900.1	923.9	998.9	1,033.7	1,045.3	896.6

VACCINES OPERATING INCOME (LOSS)		164.4	223.3	267.4	247.0	330.9	369.6	548.3	673.3	697.4	623.3
% Margin		17.1%	22.4%	24.4%	21.7%	26.9%	28.6%	35.4%	39.4%	40.0%	41.0%
% Growth			35.8%	19.7%	-7.6%	34.0%	11.7%	48.4%	22.8%	3.6%	-10.6%

Source: Heron Management Forecast as of March 2006

Blood Testing Segment P&L

BLOOD TESTING
PROJECT HERON P&L
$MM	POS	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015

REVENUE (Pos-Adj.)
NAT
Current Products
Duplex	100%	66.9	18.0	20.5	20.5	20.5	18.5	16.5	14.5	12.6	10.6
dHBV	100%	1.3	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Ultrio	100%	171.8	265.1	304.6	327.1	315.3	286.3	250.9	216.8	184.3	152.4
WNV	100%	43.3	57.6	57.6	57.6	53.7	48.0	42.2	36.5	30.8	25.1
Total Current Products Revenue		283.3	340.6	382.6	405.2	389.4	352.8	309.6	267.9	227.7	188.0

New Products
Blood Type Conversion	35%	0.0	0.0	0.0	0.0	12.7	33.2	61.9	85.7	99.4	111.9
Bacterial Detection	NA	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Parvo	75%	0.0	0.3	3.0	13.2	11.8	10.5	9.1	7.7	6.4	5.1
Prion	50%	0.0	0.0	0.0	37.7	68.8	74.1	83.7	90.5	89.4	90.6
Next Generation NAT	100%	0.0	0.0	0.0	0.0	74.1	153.2	253.2	308.8	381.9	465.0
Total New Products Revenue		0.0	0.3	3.0	50.9	167.4	271.0	407.8	492.7	577.0	672.5

Total Instrument & Service Revenue		28.2	16.3	19.7	13.8	9.4	8.3	7.7	6.8	6.0	4.5

Other Plasma Sales		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total NAT Product Revenue		311.5	357.3	405.4	469.9	566.2	632.0	725.1	767.4	810.7	865.1

Plasma Royalties (Homebrew)		11.0	11.0	18.8	8.3	6.6	6.0	6.0	6.0	6.0	6.0

Whole Blood and Plasma Royalties (Roche)		54.4	50.2	46.0	56.8	18.8	18.8	18.9	18.9	19.0	19.1

Total NAT Royalty Revenue		65.4	61.1	64.8	65.1	25.4	24.8	24.9	24.9	25.0	25.1

Grants for R&D (Other)		1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0

TOTAL NAT REVENUE		377.9	419.4	471.2	536.0	592.7	657.9	751.0	793.4	836.7	891.2
% Growth		-8.9%	11.0%	12.4%	13.7%	10.6%	11.0%	14.2%	5.6%	5.5%	6.5%

ORTHO JOINT BUSINESS
Product Sales		26.3	26.5	26.8	27.1	27.3	27.6	27.9	28.2	28.4	28.7
Hep Retro Amortization (Royalty)		5.0	5.0	5.0	5.0	2.5	0.0	0.0	0.0	0.0	0.0
Contract Revenues		10.1	10.2	10.3	10.4	10.5	10.6	10.7	10.8	10.9	11.0
Joint Business Profits		109.8	107.6	105.4	103.3	101.2	99.2	97.2	95.3	93.4	91.5
TOTAL ORTHO REVENUE		151.2	149.3	147.5	145.8	141.6	137.4	135.8	134.3	132.8	131.3

TOTAL BLOOD TESTING REVENUE		574.4	568.7	618.8	681.8	734.2	795.3	886.9	927.7	969.4	1,022.4
% Growth		5.7%	-1.0%	8.8%	10.2%	7.7%	8.3%	11.5%	4.6%	4.5%	5.5%

TOTAL BLOOD TESTING COGS		210.0	211.6	232.7	252.0	298.0	332.7	384.4	411.1	438.9	472.7
% Growth		15.7%	0.8%	10.0%	8.3%	18.2%	11.6%	15.6%	6.9%	6.7%	7.7%

TOTAL BLOOD TESTING GROSS PROFIT (Pos-Adj.)		364.5	357.1	386.1	429.8	436.3	462.6	502.4	516.5	530.6	549.8
% Margin		63.4%	62.8%	62.4%	63.0%	59.4%	58.2%	56.7%	55.7%	54.7%	53.8%

TOTAL BLOOD TESTING R&D		33.1	42.2	34.8	34.1	44.4	47.3	52.1	54.2	56.5	58.3
% Margin		5.8%	7.4%	5.6%	5.0%	6.1%	6.0%	5.9%	5.8%	5.8%	5.7%
% Growth		5.7%	27.4%	-17.4%	-2.0%	30.2%	6.5%	10.1%	4.0%	4.2%	3.2%

TOTAL BLOOD TESTING S&M		47.1	47.3	50.3	56.6	58.8	62.4	65.9	70.0	74.7	79.1
% Margin		8.2%	8.3%	8.1%	8.3%	8.0%	7.8%	7.4%	7.5%	7.7%	7.7%
% Growth		11.6%	0.4%	6.4%	12.3%	3.9%	6.1%	5.7%	6.2%	6.7%	5.9%

TOTAL BLOOD TESTING G&A		6.2	5.2	5.4	5.7	6.0	6.3	6.6	7.0	7.3	7.7
% Margin		1.1%	0.9%	0.9%	0.8%	0.8%	0.8%	0.7%	0.7%	0.8%	0.8%
% Growth		11.4%	-16.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%

Other Expenses		1.3

Blood Testing Corporate Overhead Allocation		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

TOTAL OPERATING EXPENSES		87.7	94.7	90.6	96.4	109.2	116.0	124.6	131.2	138.5	145.1

TOTAL EXPENSES		297.6	306.3	323.3	348.4	407.2	448.7	509.1	542.3	577.4	617.7

BLOOD TESTING OPERATING INCOME (LOSS)		276.8	262.4	295.4	333.4	327.1	346.6	377.8	385.4	392.1	404.7
% Margin		48.2%	46.1%	47.7%	48.9%	44.5%	43.6%	42.6%	41.5%	40.4%	39.6%
% Growth		-1.6%	-5.2%	12.6%	12.8%	-1.9%	6.0%	9.0%	2.0%	1.7%	3.2%

Source: Heron Management Forecast as of March 2006

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